UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2025 (May 15, 2025)

Constellium SE
(Exact name of registrant as specified in its charter)

France	001-35931	98-0667516
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 East Lombard Street
Suite 1710
Baltimore, MD 21202
United States
(Address of principal executive office (US))

(443) 420-7861
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	CSTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in [sic] Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders

Constellium SE (the “Company”) held its Annual General Meeting of Shareholders on May 15, 2025. All proposals passed, including the appointment of Bradley Soultz and the re-appointment of Emmanuel Blot, Martha Brooks, and Lori Walker to the Company’s Board of Directors for a period of three years following the Annual General Meeting.  The proposals are described in detail in the Company’s proxy statement that it voluntarily filed on Form 8-K dated April 15, 2025.

The voting results are as follows:

1.	Appointment of Mr. Bradley Soultz as a director for a term of three years

	Voted For	Voted Against	Abstained	Percentage
	111,140,165	16,987	39,235	99.98%

2.	Re-appointment of Mr. Emmanuel Blot as a director for a term of three years

	Voted For	Voted Against	Abstained	Percentage
	108,689,548	2,468,638	38,201	97.78%

3.	Re-appointment of Ms. Martha Brooks as a director for a term of three years

	Voted For	Voted Against	Abstained	Percentage
	109,047,208	2,111,227	37,952	98.10%

4.	Re-appointment of Ms. Lori Walker as a director for a term of three years

	Voted For	Voted Against	Abstained	Percentage
	93,422,720	5,001,274	12,772,393	94.92%

5.	Approval of the statutory financial statements and transactions for the fiscal year ended December 31, 2024

	Voted For	Voted Against	Abstained	Percentage
	110,847,405	3,773	345,209	100%

6.	Approval of the consolidated financial statements and transactions for the fiscal year ended December 31, 2024

	Voted For	Voted Against	Abstained	Percentage
	110,846,648	3,530	346,209	100%

7.	Discharge (quitus) of the directors, the Chief Executive Officer, and the Statutory Auditors of the Company in respect of the performance of their duties for the fiscal year ended December 31, 2024

	Voted For	Voted Against	Abstained	Percentage
	98,077,138	198,034	12,921,215	99.80%

8.	Allocation of the results of the Company for the fiscal year ended December 31, 2024

	Voted For	Voted Against	Abstained	Percentage
	111,139,427	13,418	43,542	99.99%

9.	Re-appointment of PricewaterhouseCoopers Audit and appointment of RSM France as the Statutory Auditors

	Voted For	Voted Against	Abstained	Percentage
	110,795,999	365,990	34,398	99.67%

10.	Appointment of PricewaterhouseCoopers Audit as a Statutory Auditor in charge of certifying the consolidated sustainability information

	Voted For	Voted Against	Abstained	Percentage
	110,183,817	384,502	628,068	99.65%

11.	Authorization to be given to the Board of Directors for the repurchase by the Company of its own shares in accordance with article L. 225-209-2 of the French Commercial Code

	Voted For	Voted Against	Abstained	Percentage
	111,106,958	10,154	79,275	99.99%

12.
Authorization to be given to the Board of Directors to reduce the Company's share capital by cancelling shares acquired pursuant to the authorization for the Company to repurchase its own shares in accordance with the provisions of article L. 225-209-2 of the French Commercial Code

	Voted For	Voted Against	Abstained	Percentage
	111,162,634	20,611	13,142	99.98%

13.
Authorization to be given to the Board of Directors to reduce the Company's share capital by cancelling the shares acquired by the Company pursuant to the provisions of article L. 225-208 of the French Commercial Code

	Voted For	Voted Against	Abstained	Percentage
	111,162,624	15,206	18,557	99.99%

14.	Delegation of competence to the Board of Directors to increase the Company's share capital by issuance of ordinary shares or other securities, with preferential subscription rights, up to 1,468,198.84 euros (representing 50% of the share capital), for a 26 month-period

Voted For	Voted Against	Abstained	Percentage
110,573,580	604,455	18,352	99.46%

15.
Delegation of competence to the Board of Directors to increase the Company's share capital by issuance of ordinary shares or other securities, without preferential subscription rights, by way of a public offering other than within the meaning of article L. 411-2 1° of the French Monetary and Financial Code, up to 880,919 euros (representing 30% of the share capital), for a 26 month-period

	Voted For	Voted Against	Abstained	Percentage
	76,607,646	34,571,097	17,644	68.90%

16.
Delegation of competence to the Board of Directors to increase the Company's share capital by issuance of ordinary shares or other securities, without preferential subscription rights, by way of an offering within the meaning of article L. 411-2 1° of the French Monetary and Financial Code, up to 587,279.54 euros (representing 20% of the share capital), for a 26 month-period

	Voted For	Voted Against	Abstained	Percentage
	81,409,729	29,769,399	17,259	73.22%

17.
Delegation of competence to the Board of Directors to increase the number of shares issued in case of a capital increase, without preferential subscription rights, by way of a public offering other than within the meaning of article L. 411-2 1° of the French Monetary and Financial Code, in accordance with article L. 225-135-1 of the French Commercial Code, by up to 15%, for a 26 month-period

	Voted For	Voted Against	Abstained	Percentage
	76,594,879	34,563,432	38,076	68.91%

18.
Delegation of competence to the Board of Directors to increase the number of shares issued in case of a capital increase, without preferential subscription rights, by way of an offering within the meaning of article L. 411-2 1° of the French Monetary and Financial Code, in accordance with article L. 225-135-1 of the French Commercial Code, by up to 15%, for a 26 month-period

	Voted For	Voted Against	Abstained	Percentage
	80,930,500	30,227,811	38,076	72.81%

19.
Delegation of competence to the Board of Directors to increase the Company's share capital by issuance of new shares of the Company to participants to an employee savings plan without preferential subscription rights, up to 29,363.98 euros (representing 1% of the share capital), for a 26 month-period

	Voted For	Voted Against	Abstained	Percentage
	110,907,392	276,753	12,242	99.75%

20.	Amendment of article 13 of the articles of association

	Voted For	Voted Against	Abstained	Percentage
	111,121,310	11,769	63,308	99.99%

21.	Amendment of article 20 of the articles of association

	Voted For	Voted Against	Abstained	Percentage
	111,122,311	10,348	63,728	99.99%

22.	Powers to carry out formalities

	Voted For	Voted Against	Abstained	Percentage
	111,148,515	5,826	42,046	99.99%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSTELLIUM SE
(Registrant)

May 22, 2025	By:	/s/ Jack Guo
	Name:	Jack Guo
	Title:	Chief Financial Officer